                                                                  EXHIBIT 99.17

                        RECONSTITUTED SERVICING AGREEMENT

                         LUMINENT MORTGAGE TRUST 2006-6

     This Reconstituted Servicing Agreement, dated as of September 28, 2006 (this "AGREEMENT"), is by and among CENTRAL MORTGAGE COMPANY ("CENTRAL" or the "SERVICER"), LARES ASSET SECURITIZATION, INC. ("LARES" or the "DEPOSITOR"), MAIA MORTGAGE FINANCE STATUTORY TRUST ("MAIA" or the "Seller") and WELLS FARGO BANK, N.A., as master servicer (in such capacity, the "MASTER SERVICER") and securities administrator (in such capacity, the "SECURITIES ADMINISTRATOR"), and is acknowledged by HSBC BANK USA, NATIONAL ASSOCIATION, as trustee (the "TRUSTEE").

                                    RECITALS

     WHEREAS, the Seller has conveyed the mortgage loans listed on Exhibit Two hereto (the "SERVICED LOANS") to the Depositor, and the Depositor in turn has conveyed the Serviced Loans to the Trustee, all pursuant to a pooling agreement, dated as of September 1, 2006 (the "POOLING AGREEMENT"), among the Seller, the Depositor, the Master Servicer, the Securities Administrator and the Trustee;

     WHEREAS, the Serviced Loans are currently being serviced by GMAC Mortgage Corporation, and servicing is expected to be transferred to Central on or about November 1, 2006, to be serviced pursuant to a Servicing Agreement, dated as of July 17, 2006 (the "SERVICING AGREEMENT"), among Luminent Mortgage Capital, Inc. as seller (the "Seller"), Mercury Mortgage Finance Statutory Trust, and Central, a copy of which is annexed hereto as Exhibit Three;

     WHEREAS, the Depositor desires that Central service the Serviced Loans and Central has agreed to do so, subject to the rights of the Master Servicer to terminate the rights and obligations of Central hereunder as set forth herein and to the other conditions set forth herein;

     WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Loans on behalf of the Trustee and the Trust Fund, and shall have the right to terminate the rights and obligations of Central upon the occurrence and continuance of an Event of Default under this Agreement;

     NOW, THEREFORE, in consideration of the mutual promises contained herein the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

     Capitalized terms used and not defined in this Agreement (including Exhibit One hereto) or in the Servicing Agreement shall have the meanings ascribed to them in the Pooling Agreement.

                                   ARTICLE II

                                    SERVICING

     Central agrees, with respect to the servicing of the Serviced Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed by the Servicer (as such term is defined in the Servicing Agreement) under the provisions of the Servicing Agreement, except as otherwise provided herein and on Exhibit One hereto, and that the provisions of the Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

                                  ARTICLE III

                               TRUST CUT-OFF DATE

     The parties hereto acknowledge that by operation of Section 5.01 of the Servicing Agreement (as modified by this Agreement) the remittance on the first Remittance Date following the Servicing Transfer Date shall include all principal and interest collections due during the Due Period immediately preceding such Remittance Date (the "Trust Cut-off Date"), but exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, and taking into account the adjustments specified in the first paragraph of Section
5.01 of the Servicing Agreement.

                                   ARTICLE IV

                                  SERVICING FEE

     Notwithstanding any provision of the Servicing Agreement to the contrary, the Servicing Fee rate for the Serviced Loans shall be equal to 0.375% per annum (the "SERVICING FEE RATE"). The Servicing Fee shall be payable monthly from the interest portion of the related Monthly Payment collected by the Servicer.

                                   ARTICLE V

              RECOGNITION OF THE MASTER SERVICER AND THE TRUST FUND

     (a) From and after the date on which the servicing of the Serviced Loans is transferred to Central (the "Servicing Transfer Date"), Central, and any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to enforce Central's obligation to service the Serviced Loans in accordance with the provisions of this Agreement. Central shall recognize the Luminent Mortgage Trust 2006-6 Trust Fund (the "TRUST FUND") as the owner of the Serviced Loans, and Central will service the Serviced Loans for the Trust Fund as if the Trust Fund and Central had entered into a separate servicing agreement for the servicing of the Serviced Loans in the form of the Servicing Agreement. Pursuant to the Pooling Agreement, the Master Servicer and the Trustee shall have the same rights (but not the obligations, except to the extent expressly set forth in the Pooling Agreement) as the Owner under the Servicing Agreement to enforce the obligations of Central, including, without limitation, the enforcement of (i) the document delivery requirements set forth in Section 2.05 of the Servicing Agreement and (ii) remedies with respect to representations and warranties made by Central in the Servicing Agreement, and shall be entitled to enforce all of the obligations of Central thereunder insofar as they relate to the Serviced Loans. Central shall look solely to the Trust Fund for performance of any obligations of the Owner under the Servicing Agreement and the Trust Fund hereby assumes such obligations. All references to the Owner under the Servicing Agreement insofar as they relate to the Serviced Loans, shall be deemed to refer to the Trust Fund. Central shall not amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way (i) materially affect the Serviced Loans or Central's performance under the Servicing Agreement with respect to the Serviced Loans without the prior written consent of the Trustee and the Master Servicer or (ii) materially and adversely affect the interests of the Certificateholders in the Serviced Loans.

     (b) The Master Servicer shall be entitled to terminate the rights and obligations of Central under this Agreement, as provided in Section 9.01 (Events of Default) of the Servicing Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer be required to assume any of the obligations of the Owner under the Servicing Agreement; and in entering into this Agreement, in connection with the performance by the Master Servicer of any duties it may have hereunder, and in the exercise by the Master Servicer of its rights the parties and other signatories hereto, except Central, agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability, immunities and indemnities afforded to the Master Servicer under the Pooling Agreement. Without limitation of the foregoing, any provision of the Servicing Agreement requiring the Seller or the Trust Fund, as "Owner" under the Servicing Agreement, to reimburse Central for any costs or expenses shall be satisfied by Central's reimbursement of such costs or expenses from the Custodial Account.

     (c) A copy of all assessments, attestations, reports and certifications required to be delivered by Central under this Agreement and the Servicing Agreement shall be delivered to the Master Servicer by the date(s) specified herein or therein, and where such documents are required to be addressed to any party, such addressees shall include the Master Servicer and the Master Servicer shall be entitled to rely on such documents.

                                   ARTICLE VI

                                   WARRANTIES

     Maia and Central mutually warrant and represent that, with respect to the Serviced Loans, the Servicing Agreement is in full force and effect as of the date hereof and has not been amended or modified in any way with respect to the Serviced Loans, except as set forth herein, and no notice of termination has been given thereunder.

                                   ARTICLE VII

                             NOTICES AND REMITTANCES

     (a) All notices, consents, certificates, reports and certifications (collectively, "WRITTEN INFORMATION") required to be delivered to the Owner under the Servicing Agreement and under this Agreement shall be delivered to the Master Servicer at the following address:

          Wells Fargo Bank, N.A.
          P.O. Box 98
          Columbia, Maryland 21046
          Attention: Corporate Trust Group, Luminent 2006-6
          (or in the case of overnight deliveries, 9062 Old Annapolis Road
          Columbia, Maryland 21045)
          Telephone: (410) 884-2000
          Facsimile: (410) 715-2380

     (b) All amounts required to be remitted or distributed by the Servicer to the "Owner" under the Servicing Agreement and under this Agreement shall be on a scheduled/scheduled basis and shall be made to the following wire account:

          Wells Fargo Bank, N.A.
          ABA#: 121-000-248
          Account Name: SAS CLEARING
          Account Number: 3970771416
          For further credit to: Luminent 2006-6, Account #50953200

     (c) All Written Information required to be delivered to the Trustee under the Servicing Agreement and under this Agreement shall be delivered to the Trustee at the following address:

          HSBC Bank USA, National Association
          452 Fifth Avenue
          New York, New York 10018
          Attention: Trustee Luminent Mortgage Trust 2006-6

     (d) All Written Information required to be delivered to the Depositor under the Servicing Agreement and under this Agreement shall be delivered to the Depositor at the following address:

          Lares Asset Securitization, Inc.
          101 California St., 13th Floor
          San Francisco, California 94111
          Attention: Christopher Zyda
          Telephone: (415) 217-4500
          Facsimile: (415) 217-4518

     (e) All demands, notices and communications required to be delivered to Central under the Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

          Central Mortgage Company
          801 John Barrow Road Suite 1
          Little Rock, Arkansas 72205
          Attention: Lou Ann Howard
          Telephone: (501) 716-5735
          Facsimile: (501) 716-5768

                                  ARTICLE VIII

                                  GOVERNING LAW

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ARTICLE IX

                                    AMENDMENT

     The parties hereto hereby acknowledge and agree that the Servicing Agreement shall not be amended without the consent of the Seller and Central.

                                   ARTICLE X

                                  COUNTERPARTS

     This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

                                   ARTICLE XI

                           LIMITED ROLE OF THE TRUSTEE

     The Trustee shall have no obligations or duties under this Agreement except as expressly set forth herein. No implied duties on the part of the Trustee shall be read into this Agreement. Nothing herein shall be construed to be an assumption by the Trustee of any duties or obligations of any party to this Agreement or the Servicing Agreement, the duties of the Trustee being solely those set forth in the Pooling Agreement. The Trustee is entering into this Agreement solely in its capacity as Trustee under the Pooling Agreement and not individually, and there shall be no recourse against the Trustee in its individual capacity hereunder or for the payment of any obligations of the Trust or the Trust Fund.

     Executed as of the day and year first above written.

                                      CENTRAL MORTGAGE COMPANY, as Servicer


                                      By: /s/ William G. Roehrenbeck, Master CMB
                                          --------------------------------------
                                      Name: William G. Roehrenbeck, Master CMB
                                      Title: President & CEO


                                      MAIA MORTGAGE FINANCE STATUTORY TRUST,
                                      as Seller


                                      By: /s/ Christopher J. Zyda
                                          --------------------------------------
                                      Name: Christopher J. Zyda
                                      Title: Trustee & President


                                      LARES ASSET SECURITIZATION, INC.,
                                      as Depositor


                                      By: /s/ Christopher J. Zyda
                                          --------------------------------------
                                      Name: Christopher J. Zyda
                                      Title: Chief Financial Officer


                                      WELLS FARGO BANK, N.A., as Master Servicer and Securities Administrator


                                      By: /s/ Amy Doyle
                                          --------------------------------------
                                      Name: Amy Doyle
                                      Title: Vice President


Agreed to and acknowledged By:

HSBC BANK USA, NATIONAL ASSOCIATION
not in its individual capacity,
but solely as Trustee
for Luminent Mortgage Trust 2006-6
under the Pooling Agreement


By: /s/ Elena Zhang
    -------------------------------
Name: Elena Zhang
Title: Assistant Vice President

                                   EXHIBIT ONE

                    Modifications to the Servicing Agreement

     (a) The definition of "Business Day" in Section 1.01 is hereby amended in its entirety to read as follows:

          Business Day: Any day other than a Saturday or Sunday, or a day on which banks and savings and loan institutions in the State of Arkansas, the State of California, the State of Maryland, the State of Minnesota or the State of New York are authorized or obligated by law or executive order to be closed.

     (b) The definition of "Custodial Account" in Section 1.01 is hereby amended by replacing the words "Central Mortgage Company Custodial Account in trust for [Owner]" with the following: "Central Mortgage Company, in trust for the Trustee of the Luminent Mortgage Trust 2006-6"

     (c) The definition of "Escrow Account" in Section 1.01 is hereby amended by replacing the words "Central Mortgage Company Escrow Account in trust for [Owner] and various Mortgagors" with the following: "Central Mortgage Company, in trust for the Trustee of the Luminent Mortgage Trust 2006-6"

     (d) The definition of "Master Servicer" in Section 1.01 is hereby amended in its entirety to read as follows:

          Master Servicer: Wells Fargo Bank, NA, or its successors in interest, or such other master servicer as shall be appointed by the Owner.

     (e) The definition of "Nonrecoverable Advance" is hereby amended by replacing the last sentence of that definition with the following: "The determination by the Servicer that it has made a Nonrecoverable Advance, or that it has determined not to make an advance because it is a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Owner and detailing the reasons for such determination."

     (f) The definition of "Opinion of Counsel" in Section 1.01 is hereby amended in its entirety to read as follows:

          Opinion of Counsel: A written opinion of counsel, who may be counsel of Central, that is reasonably acceptable to the Trustee and the Master Servicer provided that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel reasonably acceptable to the Trustee, the Master Servicer and the Depositor who
          (i) is in fact independent of Central, (ii) does not have any material direct or indirect financial interest in Central or in any affiliate of any such entity and (iii) is not connected with Central as an officer, employee, director or person performing similar functions.


                                 Exhibit One-1

     (g) The definition of "Permitted Investments" in Section 1.01 is hereby amended in its entirety to read as follows:

          Permitted Investments: Any one or more of the following obligations or securities held in the name of the trustee for the benefit of the certificateholders acquired at a purchase price of not greater than par, regardless of whether issued or managed by the depositor, the trustee, the master servicer, the securities administrator or any of their respective affiliates or for which an affiliate serves as an advisor, will be considered a permitted investment:

          (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

          (ii) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by or federal funds sold by any depository institution or trust company (including the trustee, the securities administrator or the master servicer or their agents acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company or its ultimate parent has a short-term unsecured debt rating in one of the two highest available rating categories of each rating agency rating the certificates and
(B) any other demand or time deposit or deposit account that is fully insured by the FDIC;

          (iii) repurchase obligations with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated A or higher by the rating agencies rating the certificates;

          (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America, the District of Columbia or any State thereof and that are rated by each rating agency rating the certificates in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

          (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations) that is rated by each rating agency rating the certificates in its highest short-term unsecured debt rating available at the time of such investment;

          (vi) units of money market funds (which may be 12b-l funds, as contemplated by the Commission under the Investment Company Act of 1940) registered under the Investment Company Act of 1940 including funds managed or advised by the trustee, the master servicer, the securities administrator or an affiliate thereof having the highest applicable rating from each rating agency rating such funds; and


                                 Exhibit One-2

          (vii) if previously confirmed in writing to the trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to each rating agency rating the certificates in writing as a permitted investment of funds backing securities having ratings equivalent to its highest initial rating of the senior certificates;

          In each case (other than clause (a)), such Permitted Investment shall have a final maturity (giving effect to any applicable grace period) no later than the Business Day immediately preceding the Remittance Date (or, if the Securities Administrator or an Affiliate is the obligor on such Permitted Investment, the Remittance Date) next following the Due Period in which the date of investment occurs; provided, that, Permitted Investments may not include (i) any interest-only security, any security purchased at a price in excess of 100% of the par value or any security that provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par, (ii) any floating rate security whose interest rate is inversely or otherwise not proportionately related to an interest rate index or is calculated as other than the sum of an interest rate index plus a spread, (iii) securities subject to an offer, (iv) any security with a rating from S&P which includes the subscript "p," "pi," "q," "r" or "t", or (v) any investment, the income from which is or will be subject to deduction or withholding for or on account of any withholding or similar tax.

     (h) The definition of "Pool Rate" in Section 1.01 is hereby amended by replacing the words "in the Confirmation or Reconstitution with respect thereto" with the words "on the Mortgage Loan Schedule."

     (i) The definition of "Rating Agency" in Section 1.01 is hereby amended in its entirety to read as follows:

          Rating Agency: Each of Moody's and S&P.

     (j) The definition of "Remittance Date" is hereby amended by adding the following phrase at the beginning of the definition: "By 1:00 p.m. Eastern Time on"

     (k) Section 4.01 (Servicer to Act as Servicer) is hereby amended by adding the following proviso after the first sentence of the first paragraph to read as follows:

          provided, however, that the Servicer shall not knowingly or intentionally take any action, or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, would cause any REMIC created under the Pooling Agreement to fail to qualify as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) unless the Trustee and the Master Servicer have received an Opinion of Counsel (at the expense of the Seller reimbursable from funds in the Custodial Account) to


                                  Exhibit One-3
          the effect that the contemplated action will not cause any REMIC created under the Pooling Agreement to fail to qualify as a REMIC or result in the imposition of a tax upon any such REMIC created thereunder.

     (l) Section 4.03 (Realization Upon Defaulted Mortgage) is hereby amended by replacing the final paragraph of that section with the following:

          Notwithstanding anything in this Servicing Agreement to the contrary, for so long as the Master Servicer has not notified the Servicer that the Securityholder is no longer entitled to the rights described in Exhibit K, the Servicer shall follow the procedures set forth in Exhibit K in connection with any Mortgage Loan that has become 60 or more days delinquent in payment.

     (m) Section 4.04 (Establishment of Custodial Accounts; Deposits in Custodial Accounts) is hereby amended as follows:

          (i) by adding the words "entitled "Central Mortgage Company, in trust for the Trustee of the Luminent Mortgage Trust 2006-6" to the end of the first sentence of the first paragraph;

          (ii) by adding a new paragraph at the end of the section to read as follows:

          "Funds in the Custodial Account shall, if invested, be invested in Permitted Investments; provided, however, that the Servicer shall be under no obligation or duty to invest (or otherwise pay interest on) amounts held in the Custodial Account. All Permitted Investments shall mature or be subject to redemption or withdrawal no later than one Business Day prior to the next succeeding Remittance Date (except that if such Permitted Investment is an obligation of the Servicer, then such Permitted Investment shall mature not later than such applicable Remittance Date). Any and all investment earnings from any such Permitted Investment shall be for the benefit of the Servicer and shall be subject to its withdrawal or order from time to time, and shall not be part of the Trust Fund. The risk of loss of moneys required to be remitted to the Master Servicer resulting from such investments shall be borne by and be the risk of the Servicer. The Servicer shall deposit the amount of any such loss in the Custodial Account immediately as realized, but in no event later than the related Remittance Date."

     (n) Section 4.05 (Permitted Withdrawals from the Custodial Account) is hereby amended as follows:

          (i) by adding a new clause (ix) to read as follows:

          "(ix) to make payments to the Securityholder in the amounts and in the manner provided for in Exhibit K."


                                  Exhibit One-4

     (o) Section 4.06 (Establishment of Escrow Accounts; Deposits in Escrow Accounts) is hereby amended as follows:

          (i) by adding the words "entitled "Central Mortgage Company, in trust for the Trustee of the Luminent Mortgage Trust 2006-6" to the end of the first sentence of the first paragraph;

          (ii) by adding the following new paragraph at the end of such section as follows:

          "The Servicer will be obligated to make Servicing Advances to the Escrow Account in respect of its obligations under this Section 4.06, reimbursable from the Escrow Accounts or Custodial Account to the extent not collected from the related Mortgagor, anything to the contrary notwithstanding, when and as necessary to pursuant to Section
          4.08 hereof; provided, however, that Servicing Advances shall not be required to be made by the Servicer if such Servicing Advance would, if made, be, in the Servicer's reasonable judgment, nonrecoverable."

     (p) Section 4.13 (Title, Management and Disposition of REO Property) is hereby amended by deleting the final paragraph of that section.

     (q) Section 5.01 (Remittances) is hereby amended by replacing the phrase "the distribution payable on the next succeeding related Remittance Date" on the eighth and ninth lines of the second paragraph with the following: "such late remittance to the Master Servicer."

     (r) Section 5.02 (Statements to the Owner) is hereby amended in its entirety to read as follows:

          "Statements to the Master Servicer. Not later than the tenth calendar day of each month the Servicer shall furnish to the Master Servicer in electronic format a statement providing loan level accounting data, and Delinquency Reporting, including losses, for the period ending on the last Business Day of the preceding month in the formats attached as Exhibits F, G and H."

     (s) Sections 6.05 (Annual Independent Certified Public Accountants' Servicing Report) and 6.09 (Annual Certification and Indemnification) are deleted in their entirety.

     (t) Subsection 8.01 (Indemnification; Third Party Claims) is hereby amended:

          (i) by replacing each of the references to "the Owner" in the paragraph with "Maia, the Trust Fund, the Master Servicer, the Trustee and the Depositor."

          (ii) by adding the following sentence prior to the final sentence of the section: "The Servicer will be entitled to reimbursement from the Custodial Account for


                                  Exhibit One-5
     all such expenses and settlements, except to the extent the Servicer is obligated to indemnify for such amounts under this Section 8.01."

     (u) Subsection 8.02 (Merger or Consolidation of the Servicer) is hereby amended as follows:

          (i) by removing the word "and in the eighth line of the second paragraph after the words "mortgage loans," and

          (ii) by adding the following language to the end of the sentence ending with the words "in good standing": ", and (iv) is reasonably acceptable to the Master Servicer."

     (v) Subsection 8.04 (Servicer Not to Resign) is hereby amended by replacing each reference to "the Owner" with "the Depositor, the Trustee, the Master Servicer and each Rating Agency."

     (w) Subsection 9.01 (Events of Default) is hereby amended as follows:

               (A) by replacing each reference to "the Owner" with "the Master Servicer;" and

               (B) by amending subclause (ii) by adding the phrase "provided, however, that any breach of the provisions in Article XI (Compliance with Regulation AB) shall constitute an immediate Event of Default for which no notice is required and no opportunity to remedy shall be provided" after the words "given to the Servicer by the Owner."

               (C) by amending subclause (ix) by removing the words "or Article XI" from the second line, and by adding the following sentence at the end of the subsection: "Any failure by the Servicer to duly perform, within the required time period, its obligations under Article XI (Compliance with Regulation AB) of this Agreement shall constitute an immediate Event of Default for which no notice is required and no opportunity to remedy shall be provided."

     (x) Subsection 9.02 (Waiver of Defaults) is hereby amended by replacing the reference to "Owner" with "Master Servicer."

     (y) Section 10.01 (Termination) is hereby amended in its entirety to read as follows:

          Section 10.01. Termination. The respective obligations and responsibilities of the Servicer shall terminate upon: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due hereunder; (ii) in accordance with Section 9.01 or (iii) in accordance with Section 8.04. Simultaneously with any termination and the transfer of servicing pursuant to clause (i) above, the Servicer shall be entitled to be reimbursed for any


                                  Exhibit One-6
          outstanding Servicing Advances and Monthly Advances (net of any amounts owed by the Servicer to the Owner hereunder).

     (z) Section 12.01 (Successor to the Servicer) is hereby amended as follows:

          (i) by adding the words ", in accordance with the Pooling Agreement," after the word "shall" in the second line of the first paragraph;

          (ii) by adding the following new sentence immediately after the first sentence of the first paragraph to read as follows:

          "Any successor to the Servicer shall be a FHLMC- or FNMA-approved servicer and shall be subject to the approval of each Rating Agency, as evidenced by a letter from each such Rating Agency delivered to the Trustee and the Master Servicer that the transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates;" and

          (iii) by replacing the reference to "the Owner" in the second and sixth lines of the second paragraph with "the Master Servicer."

     (aa) Section 11.03 (Information to Be Provided by the Servicer) is amended by adding the following phrase after the words "any Subservicer" in the sixth line of subsection (d): "and any of the parties specified in clause (c)(J) above"

     (bb) Section 11.05 (Report on Assessment of Compliance and Attestation) is hereby amended as follows:

          (i) by changing the words "Exhibit E" to "Exhibit I" in the last line of subsection (a)(i);

          (ii) by changing the words "Exhibit A" to "Exhibit E" in the final line of subsection (a)(iv); and

          (iii) by changing the words "Exhibit E" to "Exhibit I" in the third line of the final paragraph in subsection (b).

     (cc) Subsection 11.06 (Use of Subservicers and Subcontractors) is hereby amended by adding the words "and other certifications" after the words "and attestation" in the seventh line of the final paragraph of that subsection.

     (dd) Section 12.02 (Amendment) is hereby amended in its entirety to read as follows:

          SECTION 12.02. Amendment. This Agreement may be amended only by written agreement signed by the Servicer, the Depositor, the Master Servicer and the Trustee. The party requesting such amendment shall, at its own expense, provide the Depositor, the Master Servicer and the Trustee with an Opinion of Counsel that (i) such amendment is permitted under the terms of this Agreement, (ii) the


                                  Exhibit One-7

          Servicer has complied with all applicable requirements of this Agreement, and (iii) such Amendment will not materially adversely affect the interest of the Certificateholders in the Serviced Loans.

     (ee) Section 12.15 (Third Party Beneficiary) is hereby amended in its entirety to read as follows:

          SECTION 12.15. Intended Third Party Beneficiaries. Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trustee, the Master Servicer and the Depositor each receive the benefit of the provisions of this Agreement as an intended third party beneficiary of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Trustee, the Master Servicer and the Depositor as if the Trustee, the Master Servicer and the Depositor were each a party to this Agreement, and the Trustee, the Master Servicer and the Depositor each shall have the same rights and remedies to enforce the provisions of this Agreement as if it were a party to this Agreement. The Servicer shall only take directions from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Trustee, the Master Servicer and the Depositor hereunder (other than the right to indemnification and the indemnification obligations, as applicable) shall terminate upon termination of the Trust Fund pursuant to the Pooling Agreement.

     (ff) Exhibit D is hereby deleted in its entirety and replaced with the form attached hereto as Exhibit Four.

     (gg) Exhibit E is hereby deleted in its entirety and replaced with the form attached hereto as Exhibit Five.

     (hh) Exhibit F, Exhibit G and Exhibit H are each hereby deleted in their entirety and replaced with the reporting formats attached hereto as Exhibit Six.

     (ii) Exhibit I is hereby amended by removing the brackets from the right column in the blocks corresponding to the following Reference sections:
1122(d)(3)(ii), 1122(d)(3)(iii) and 1122(d)(3)(iv), and by inserting an "X" in the blocks corresponding to the following Reference sections: 1122(d)(4)(i), 1122(d)(4)(ii) and 1122(d)(4)(iii).

     (jj) Exhibit J is hereby deleted in its entirety.

     (kk) Exhibit K is hereby deleted in its entirety and replaced with the provisions attached hereto as Exhibit Seven.


                                  Exhibit One-8

                                   EXHIBIT TWO

                             List of Serviced Loans

     To be retained in a separate closing binder entitled "Luminent 2006-6 Mortgage Loan Schedule" at the Washington DC offices of Hunton & Williams LLP


                                  Exhibit Two-1

                                  EXHIBIT THREE

                               Servicing Agreement

                       On File with Hunton & Williams LLP

                              [See Exhibit 99.20]

                                 Exhibit Three-1

                                  EXHIBIT FOUR

                                                                       Exhibit D

              Form of Request for Release of Documents and Receipt

Wells Fargo Bank, N.A.
1015 Tenth Avenue Southeast
Minneapolis, MN 55414
Attention: Mortgage Document Custody

In connection with the administration of the mortgages held by you as Custodian under that certain Custodial Agreement, dated as of September 1, 2006 (the "CUSTODIAL AGREEMENT"), among Wells Fargo Bank, N.A., as custodian (the "CUSTODIAN") and HSBC Bank USA, National Association, as the trustee (the "TRUSTEE"), the [Master Servicer] [Servicer] hereby requests a release of the Mortgage File held by you as Custodian with respect to the following described Mortgage Loan for the reason indicated below.

     Mortgagor's Name:

     Address:

     Loan No.:

     Reason for requesting file:

1. Mortgage Loan paid in full. The [Master Servicer] [Servicer] hereby certifies that all amounts received in connection with the loan have been credited to the [Custodial Account] [Distribution Account].

2. Mortgage Loan foreclosed. The [Master Servicer] [Servicer] hereby certifies that the above reference Mortgage Loan is or will be subject to a foreclosure proceeding.

3. Mortgage Loan substituted. The [Master Servicer] [Servicer] hereby certifies that a Qualified Substitute Mortgage Loan has been assigned and delivered to you along with the related Mortgage File.

4. Mortgage Loan repurchased. The [Master Servicer] [Servicer] hereby certifies that the Repurchase Amount has been credited to the Distribution Account.

5. Other. [ - ]

The undersigned acknowledges that the above Mortgage File will be held by the undersigned and will be returned to you within ten days of our receipt of such Mortgage File, except if the Mortgage Loan has been paid in full, repurchased or substituted for a Qualified Substitute Mortgage Loan (in which case the Mortgage File will be retained by us permanently) and except


                                 Exhibit Four-1
if the Mortgage Loan is being foreclosed (in which case the Mortgage File will be returned when no longer required by us for such purpose).

Capitalized terms used herein shall have the meanings ascribed to them in the Custodial Agreement.

                                      [ - ],
                                      as [Servicer]


                                      By:
                                          --------------------------------------
                                      Name:
                                      Title:


                                 Exhibit Four-2

                                  EXHIBIT FIVE

                                                                       Exhibit E

                      Form of Sarbanes-Oxley Certification

     Re: The Pooling Agreement dated as of September 1, 2006 (the "Agreement"), by and among Lares Asset Securitization, Inc., as depositor (the "Depositor"), Maia Mortgage Finance Statutory Trust, as Seller (the "Seller"), HSBC Bank USA, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., in its dual capacities as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator").

     I, ________________________________, the _______________________ of [NAME
     OF SERVICER], certify to [the Depositor], and the Master Servicer, the Securities Administrator, and their officers, with the knowledge and intent that they will rely upon this certification, that:

     (1) I have reviewed the servicer compliance statement of the Servicer provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Servicer's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and
     Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Servicer during 200[_] that were delivered by the Servicer to the Master Servicer or the Securities Administrator pursuant to the Agreement (collectively, the "Servicer Servicing Information");

     (2) Based on my knowledge, the Servicer Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicer Servicing Information;

     (3) Based on my knowledge, all of the Servicer Servicing Information required to be provided by the Servicer under the Agreement has been provided to the Master Servicer or the Securities Administrator;

     (4) I am responsible for reviewing the activities performed by the Servicer as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Agreement in all material respects; and


                                 Exhibit Five-1

     (5) The Compliance Statement required to be delivered by the Servicer pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Servicer and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the Master Servicer. Any material instances of noncompliance described in such reports have been disclosed to the Master Servicer. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date: _____________________________


By:
    -------------------------------


                                 Exhibit Five-2

                                   EXHIBIT SIX

                                                                       Exhibit F

                        Form of Periodic Reports to Owner

STANDARD FILE LAYOUT - MASTER SERVICING

        Column Name                           Description                   Decimal              Format Comment             Max Size
---------------------------   -------------------------------------------   -------   -----------------------------------   --------
SER_INVESTOR_NBR              A value assigned by the Servicer to define              Text up to 10 digits                     20
                              a group of loans.

LOAN_NBR                      A unique identifier assigned to each loan               Text up to 10 digits                     10
                              by the investor.

SERVICER_LOAN_NBR             A unique number assigned to a loan by the               Text up to 10 digits                     10
                              Servicer. This may be different than the
                              LOAN_NBR.

BORROWER_NAME                 The borrower name as received in the file.              Maximum length of 30 (Last, First)       30
                              It is not separated by first and last name.

SCHED_PAY_AMT                 Scheduled monthly principal and scheduled        2      No commas(,) or dollar signs ($)         11
                              interest payment that a borrower is
                              expected to pay, P&I constant.

NOTE_INT_RATE                 The loan interest rate as reported by the        4      Max length of 6                           6
                              Servicer.

NET_INT_RATE                  The loan gross interest rate less the            4      Max length of 6                           6
                              service fee rate as reported by the
                              Servicer.

SERV_FEE_RATE                 The servicer's fee rate for a loan as            4      Max length of 6                           6
                              reported by the Servicer.

SERV_FEE_AMT                  The servicer's fee amount for a loan as          2      No commas(,) or dollar signs ($)         11
                              reported by the Servicer.

NEW_PAY_AMT                   The new loan payment amount as reported by       2      No commas(,) or dollar signs ($)         11
                              the Servicer.

NEW_LOAN_RATE                 The new loan rate as reported by the             4      Max length of 6                           6
                              Servicer.

ARM_INDEX_RATE                The index the Servicer is using to               4      Max length of 6                           6
                              calculate a forecasted rate.

ACTL_BEG_PRIN_BAL             The borrower's actual principal balance at       2      No commas(,) or dollar signs ($)         11
                              the beginning of the processing cycle.

ACTL_END_PRIN_BAL             The borrower's actual principal balance at       2      No commas(,) or dollar signs ($)         11
                              the end of the processing cycle.

BORR_NEXT_PAY_DUE_DATE        The date at the end of processing cycle                 MM/DD/YYYY                               10
                              that the borrower's next payment is due to
                              the Servicer, as reported by Servicer.

SERV_CURT_AMT_1               The first curtailment amount to be applied.      2      No commas(,) or dollar signs ($)         11

SERV_CURT_DATE_1              The curtailment date associated with the                MM/DD/YYYY                               10
                              first curtailment amount.

CURT_ADJ_AMT_1                The curtailment interest on the first            2      No commas(,) or dollar signs ($)         11
                              curtailment amount, if applicable.

SERV_CURT_AMT_2               The second curtailment amount to be              2      No commas(,) or dollar signs ($)         11
                              applied.

SERV_CURT_DATE_2              The curtailment date associated with the                MM/DD/YYYY                               10
                              second curtailment amount.

CURT_ADJ_AMT_2                The curtailment interest on the second           2      No commas(,) or dollar signs ($)         11
                              curtailment amount, if applicable.

SERV_CURT_AMT_3               The third curtailment amount to be applied.      2      No commas(,) or dollar signs ($)         11


                                  Exhibit Six-1

        Column Name                           Description                   Decimal              Format Comment             Max Size
---------------------------   -------------------------------------------   -------   -----------------------------------   --------
SERV_CURT_DATE_3              The curtailment date associated with the                MM/DD/YYYY                               10
                              third curtailment amount.

CURT_ADJ_AMT_3                The curtailment interest on the third            2      No commas(,) or dollar signs ($)         11
                              curtailment amount, if applicable.

PIF_AMT                       The loan "paid in full" amount as reported       2      No commas(,) or dollar signs ($)         11
                              by the Servicer.

PIF_DATE                      The paid in full date as reported by the                MM/DD/YYYY                               10
                              Servicer.

ACTION_CODE                   The standard FNMA numeric code used to                  Action Code Key; 15=Bankruptcy,           2
                              indicate the default/delinquent status of a             30=Foreclosure, 60=PIF,
                              particular loan.                                        63=Substitution, 65=Repurchase,
                                                                                      70=REO

INT_ADJ_AMT                   The amount of the interest adjustment as         2      No commas(,) or dollar signs ($)         11
                              reported by the Servicer.

SOLDIER_SAILOR_ADJ_AMT        The Soldier and Sailor Adjustment amount,        2      No commas(,) or dollar signs ($)         11
                              if applicable.

NON_ADV_LOAN_AMT              The Non Recoverable Loan Amount, if              2      No commas(,) or dollar signs ($)         11
                              applicable.

LOAN_LOSS_AMT                 The amount the Servicer is passing as a          2      No commas(,) or dollar signs ($)         11
                              loss, if applicable.

SCHED_BEG_PRIN_BAL            The scheduled outstanding principal amount       2      No commas(,) or dollar signs ($)         11
                              due at the beginning of the cycle date to
                              be passed through to investors.

SCHED_END_PRIN_BAL            The scheduled principal balance due to           2      No commas(,) or dollar signs ($)         11
                              investors at the end of a processing cycle.

SCHED_PRIN_AMT                The scheduled principal amount as reported       2      No commas(,) or dollar signs ($)         11
                              by the Servicer for the current cycle --
                              only applicable for Scheduled/Scheduled
                              Loans.

SCHED_NET_INT                 The scheduled gross interest amount less         2      No commas(,) or dollar signs ($)         11
                              the service fee amount for the current
                              cycle as reported by the Servicer -- only
                              applicable for Scheduled/Scheduled Loans.

ACTL_PRIN_AMT                 The actual principal amount collected by         2      No commas(,) or dollar signs ($)         11
                              the Servicer for the current reporting
                              cycle -- only applicable for Actual/Actual
                              Loans.

ACTL_NET_INT                  The actual gross interest amount less the        2      No commas(,) or dollar signs ($)         11
                              service fee amount for the current
                              reporting cycle as reported by the Servicer
                              -- only applicable for Actual/Actual Loans.

PREPAY_PENALTY_AMT            The penalty amount received when a borrower      2      No commas(,) or dollar signs ($)         11
                              prepays on his loan as reported by the
                              Servicer.

PREPAY_PENALTY_WAIVED         The prepayment penalty amount for the loan       2      No commas(,) or dollar signs ($)         11
                              waived by the servicer.

MOD_DATE                      The Effective Payment Date of the                       MM/DD/YYYY                               10
                              Modification for the loan.

MOD_TYPE                      The Modification Type.                                  Varchar - value can be alpha or          30
                                                                                      numeric

DELINQ_P&I_ADVANCE_AMT        The current outstanding principal and            2      No commas(,) or dollar signs ($)         11
                              interest advances made by Servicer.


                              Exhibit Six-2

EXHIBIT G: STANDARD FILE LAYOUT - DELINQUENCY REPORTING

     Column/Header Name                       Description                   Decimal              Format Comment
---------------------------   -------------------------------------------   -------   -----------------------------------
SERVICER_LOAN_NBR             A unique number assigned to a loan by the
                              Servicer. This may be different than the
                              LOAN_NBR

LOAN_NBR A unique identifier assigned to each loan by the originator.

CLIENT_NBR                    Servicer Client Number

SERV_INVESTOR_NBR             Contains a unique number as assigned by an
                              external servicer to identify a group of
                              loans in their system.

BORROWER_FIRST_NAME           First Name of the Borrower.

BORROWER_LAST-NAME            Last name of the borrower.

PROP_ADDRESS                  Street Name and Number of Property

PROP_STATE                    The state where the property located.

PROP_ZIP                      Zip code where the property is located.

BORR_NEXT_PAY_DUE_DATE        The date that the borrower's next payment                            MM/DD/YYYY
                              is due to the servicer at the end of
                              processing cycle, as reported by Servicer.

LOAN_TYPE                     Loan Type (i.e. FHA, VA, Conv)

BANKRUPTCY_FILED_DATE         The date a particular bankruptcy claim was                           MM/DD/YYYY
                              filed.

BANKRUPTCY_CHAPTER_CODE       The chapter under which the bankruptcy was
                              filed.

BANKRUPTCY_CASE_NBR           The case number assigned by the court to
                              the bankruptcy filing.

POST_PETITION_DUE_DATE        The payment due date once the bankruptcy                             MM/DD/YYYY
                              has been approved by the courts

BANKRUPTCY_DCHRG_DISM_DATE    The Date The Loan Is Removed From                                    MM/DD/YYYY
                              Bankruptcy. Either by Dismissal, Discharged
                              and/or a Motion For Relief Was Granted.

LOSS_MIT_APPR_DATE            The Date The Loss Mitigation Was Approved                            MM/DD/YYYY
                              By The Servicer

LOSS_MIT_TYPE                 The Type Of Loss Mitigation Approved For A
                              Loan Such As;

LOSS_MIT_EST_COMP_DATE        The Date The Loss Mitigation /Plan Is                                MM/DD/YYYY
                              Scheduled To End/Close

LOSS_MIT_ACT_COMP_DATE        The Date The Loss Mitigation Is Actually                             MM/DD/YYYY
                              Completed

FRCLSR_APPROVED_DATE          The date DA Admin sends a letter to the                              MM/DD/YYYY
                              servicer with instructions to begin
                              foreclosure proceedings.

ATTORNEY_REFERRAL_DATE        Date File Was Referred To Attorney to                                MM/DD/YYYY
                              Pursue Foreclosure

FIRST_LEGAL_DATE              Notice of 1st legal filed by an Attorney in                          MM/DD/YYYY
                              a Foreclosure Action

FRCLSR_SALE_EXPECTED_DATE     The date by which a foreclosure sale is                              MM/DD/YYYY
                              expected to occur.

FRCLSR_SALE_DATE              The actual date of the foreclosure sale.                             MM/DD/YYYY

FRCLSR_SALE_AMT               The amount a property sold for at the            2        No commas(,) or dollar signs($)
                              foreclosure sale.

EVICTION_START_DATE           The date the servicer initiates eviction of                          MM/DD/YYYY
                              the borrower.


                              Exhibit Six-3

     Column/Header Name                           Description                      Decimal                Format Comment
---------------------------   --------------------------------------------------   -------   ---------------------------------------
EVICTION_COMPLETED_DATE       The date the court revokes legal possession of the                            MM/DD/YYYY
                              property from the borrower.

LIST_PRICE                    The price at which an REO property is marketed.         2          No commas(,) or dollar signs ($)

LIST_DATE                     The date an REO property is listed at a particular                            MM/DD/YYYY
                              price.

OFFER_AMT                     The dollar value of an offer for an REO property.       2          No commas(,) or dollar signs ($)

OFFER_DATE_TIME               The date an offer is received by DA Admin or by                               MM/DD/YYYY
                              the Servicer.

REO_CLOSING_DATE              The date the REO sale of the property is scheduled                            MM/DD/YYYY
                              to close.

REO_ACTUAL_CLOSING_DATE       Actual Date Of REO Sale                                                       MM/DD/YYYY

OCCUPANT_CODE                 Classification of how the property is occupied.

PROP_CONDITION_CODE           A code that indicates the condition of the
                              property.

PROP_INSPECTION_DATE          The date a property inspection is performed.                                  MM/DD/YYYY

APPRAISAL_DATE                The date the appraisal was done.                                              MM/DD/YYYY

CURR_PROP_VAL                 The current "as is" value of the property based on      2
                              brokers price opinion or appraisal.

REPAIRED_PROP_VAL             The amount the property would be worth if repairs       2
                              are completed pursuant to a broker's price opinion
                              or appraisal.

If applicable:

DELINQ_STATUS_CODE            FNMA Code Describing Status of Loan

DELINQ_REASON_CODE            The circumstances which caused a borrower to stop
                              paying on a loan. Code indicates the reason why
                              the loan is in default for this cycle.

MI_CLAIM_FILED_DATE           Date Mortgage Insurance Claim Was Filed With                                  MM/DD/YYYY
                              Mortgage Insurance Company.

MI_CLAIM_AMT                  Amount of Mortgage Insurance Claim Filed                           No commas(,) or dollar signs ($)

MI_CLAIM_PAID_DATE            Date Mortgage Insurance Company Disbursed Claim                               MM/DD/YYYY
                              Payment

MI_CLAIM_AMT_PAID             Amount Mortgage Insurance Company Paid On Claim         2          No commas(,) or dollar signs ($)

POOL_CLAIM_FILED_DATE         Date Claim Was Filed With Pool Insurance Company                              MM/DD/YYYY

POOL_CLAIM_AMT                Amount of Claim Filed With Pool Insurance Company       2          No commas(,) or dollar signs ($)

POOL_CLAIM_PAID_DATE          Date Claim Was Settled and The Check Was Issued By                            MM/DD/YYYY
                              The Pool Insurer

POOL_CLAIM_AMT_PAID           Amount Paid On Claim By Pool Insurance Company          2          No commas(,) or dollar signs ($)

FHA_PART_A_CLAIM_FILED_DATE   Date FHA Part A Claim Was Filed With HUD                                      MM/DD/YYYY

FHA_PART_A_CLAIM_AMT          Amount of FHA Part A Claim Filed                        2          No commas(,) or dollar signs ($)

FHA_PART_A_CLAIM_PAID_DATE    Date HUD Disbursed Part A Claim Payment                                       MM/DD/YYYY

FHA_PART_A_CLAIM_PAID_AMT     Amount HUD Paid on Part A Claim                         2          No commas(,) or dollar signs ($)

FHA_PART_B_CLAIM_FILED_DATE   Date FHA Part B Claim Was Filed With HUD                                      MM/DD/YYYY

FHA_PART_B_CLAIM_AMT          Amount of FHA Part B Claim Filed                        2          No commas(,) or dollar signs ($)

FHA_PART_B_CLAIM_PAID_DATE    Date HUD Disbursed Part B Claim Payment                                       MM/DD/YYYY


                                 Exhibit Six-4

     Column/Header Name                           Description                      Decimal                Format Comment
---------------------------   --------------------------------------------------   -------   ---------------------------------------
FHA_PART_B_CLAIM_PAID_AMT     Amount HUD Paid on Part B Claim                         2          No commas(,) or dollar signs ($)

VA_CLAIM_FILED-DATE           Date VA Claim Was Filed With the Veterans Admin                               MM/DD/YYYY

VA_CLAIM_PAID_DATE            Date Veterans Admin. Disbursed VA Claim Payment                               MM/DD/YYYY

VA_CLAIM_PAID_AMT             Amount Veterans Admin. Paid on VA Claim                 2          No commas(,) or dollar signs ($)


                                 Exhibit Six-5

EXHIBIT 2: STANDARD FILE CODES - DELINQUENCY REPORTING

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

o    ASUM- Approved Assumption

o    BAP-  Borrower Assistance Program

o    CO-   Charge Off

o    DIL-  Deed-in-Lieu

o    FFA-  Formal Forbearance Agreement

o    MOD-  Loan Modification

o    PRE-  Pre-Sale

o    SS-   Short Sale

o    MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

o    Mortgagor

o    Tenant

o    Unknown

o    Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

o    Damaged

o    Excellent

o    Fair

o    Gone

o    Good

o    Poor

o    Special Hazard

o    Unknown


                                 Exhibit Six-6

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

DELINQUENCY CODE            DELINQUENCY DESCRIPTION
----------------   -----------------------------------------
      001          FNMA-Death of principal mortgagor
      002          FNMA-Illness of principal mortgagor
      003          FNMA-Illness of mortgagor's family member
      004          FNMA-Death of mortgagor's family member
      005          FNMA-Marital difficulties
      006          FNMA-Curtailment of income
      007          FNMA-Excessive Obligation
      008          FNMA-Abandonment of property
      009          FNMA-Distant employee transfer
      011          FNMA-Property problem
      012          FNMA-Inability to sell property
      013          FNMA-Inability to rent property
      014          FNMA-Military Service
      015          FNMA-Other
      016          FNMA-Unemployment
      017          FNMA-Business failure
      019          FNMA-Casualty loss
      022          FNMA-Energy environment costs
      023          FNMA-Servicing problems
      026          FNMA-Payment adjustment
      027          FNMA-Payment dispute
      029          FNMA-Transfer of ownership pending
      030          FNMA-Fraud
      031          FNMA-Unable to contact borrower
      INC          FNMA-Incarceration


                                  Exhibit Six-7

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

STATUS CODE               STATUS DESCRIPTION
-----------   ------------------------------------------
    09        Forbearance
    17        Pre-foreclosure Sale Closing Plan Accepted
    24        Government Seizure
    26        Refinance
    27        Assumption
    28        Modification
    29        Charge-Off
    30        Third Party Sale
    31        Probate
    32        Military Indulgence
    43        Foreclosure Started
    44        Deed-in-Lieu Started
    49        Assignment Completed
    61        Second Lien Considerations
    62        Veteran's Affairs-No Bid
    63        Veteran's Affairs-Refund
    64        Veteran's Affairs-Buydown
    65        Chapter 7 Bankruptcy
    66        Chapter 11 Bankruptcy
    67        Chapter 13 Bankruptcy


                                  Exhibit Six-8

EXHIBIT H: CALCULATION OF REALIZED LOSS/GAIN FORM 332-INSTRUCTION SHEET

NOTE: DO NOT NET OR COMBINE ITEMS. SHOW ALL EXPENSES INDIVIDUALLY AND ALL CREDITS AS SEPARATE LINE ITEMS. CLAIM PACKAGES ARE DUE ON THE REMITTANCE REPORT DATE. LATE SUBMISSIONS MAY RESULT IN CLAIMS NOT BEING PASSED UNTIL THE FOLLOWING MONTH. THE SERVICER IS RESPONSIBLE TO REMIT ALL FUNDS PENDING LOSS APPROVAL AND/OR RESOLUTION OF ANY DISPUTED ITEMS.

(i)  The numbers on the 332 form correspond with the numbers listed below.

LIQUIDATION AND ACQUISITION EXPENSES:

1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12. Complete as applicable. Required documentation:

o For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

o For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)

o    Other expenses - copies of corporate advance history showing all payments

o    REO repairs> $1500 require explanation

o    REO repairs >$3000 require evidence of at least 2 bids.

o Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

o    Unusual or extraordinary items may require further documentation.

13.  The total of lines 1 through 12.

(ii) Credits:


                                  Exhibit Six-9

14-21. Complete as applicable. Required documentation:

o Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

o    Letter of Proceeds Breakdown.

o    Copy of EOB for any MI or gov't guarantee

o    All other credits need to be clearly defined on the 332 form

22.  The total of lines 14 through 21.

Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

TOTAL REALIZED LOSS (OR AMOUNT OF ANY GAIN)

23. The total derived from subtracting line 22 from 13. If the amount represents a realized show the amount in parenthesis (__).


                                 Exhibit Six-10

EXHIBIT 3A: CALCULATION OF REALIZED LOSS/GAIN FORM 332

          Prepared by: ___________                  Date: ____________
          Phone: _________________   Email Address: __________________

Servicer Loan No.          Servicer Name              Servicer Address

_________________________  _________________________  _________________________

          WELLS FARGO BANK, N.A. LOAN NO. ____________________________

          Borrower's Name: ___________________________________________
          Property Address: __________________________________________

          LIQUIDATION TYPE: REO SALE   3RD PARTY   SALE SHORT SALE   CHARGE OFF

          WAS THIS LOAN GRANTED A BANKRUPTCY DEFICIENCY OR CRAMDOWN    YES   NO
          If "Yes", provide deficiency or cram down amount ____________________

LIQUIDATION AND ACQUISITION EXPENSES:

(1)  Actual Unpaid Principal Balance of Mortgage Loan          $________   (1)
(2)  Interest accrued at Net Rate                              _________   (2)
(3)  Accrued Servicing Fees                                    _________   (3)
(4)  Attorney's Fees                                           _________   (4)
(5)  Taxes (see page 2)                                        _________   (5)
(6)  Property Maintenance                                      _________   (6)
(7)  MI/Hazard Insurance Premiums (see page 2)                 _________   (7)
(8)  Utility Expenses                                          _________   (8)
(9)  Appraisal/BPO                                             _________   (9)
(10) Property Inspections                                      _________   (10)
(11) FC Costs/Other Legal Expenses                             _________   (11)
(12) Other (itemize)                                           _________   (12)
        Cash for Keys                                          _________   (12)
        HOA/Condo Fees                                         _________   (12)
        __________________                                     _________   (12)

        TOTAL EXPENSES                                         $________   (13)

CREDITS:
(14) Escrow Balance                                            $________   (14)
(15) HIP Refund                                                _________   (15)
(16) Rental Receipts                                           _________   (16)
(17) Hazard Loss Proceeds                                      _________   (17)


                                 Exhibit Six-11

(18) Primary Mortgage Insurance/Gov't Insurance HUD Part A     _________   (18a)
HUD Part B                                                     _________   (18b)
(19) Pool Insurance Proceeds                                   _________   (19)
(20) Proceeds from Sale of Acquired Property                   _________   (20)
(21) Other (itemize)                                           _________   (21)
        __________________                                     _________

        TOTAL CREDITS                                          $________   (22)
TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                        $________   (23)


                                 Exhibit Six-12

                           Escrow Disbursement Detail

   TYPE                  PERIOD OF                 BASE
(TAX/INS.)   DATE PAID    COVERAGE   TOTAL PAID   AMOUNT   PENALTIES   INTEREST
----------   ---------   ---------   ----------   ------   ---------   --------


                                 Exhibit Six-13

                                  EXHIBIT SEVEN

                       Special Foreclosure Rights Section

     (a) For purposes of this Exhibit K the term "Securityholder" shall mean the entity that holds a majority interest in the most subordinated class of securities issued in the securitization outstanding from time to time

     (b) The Servicer shall monthly provide a list to the Securityholder and the Master Servicer of all Mortgage Loans 60 or more days delinquent. With respect to any Mortgage Loans that are 90 or more days delinquent, the Servicer shall provide its proposed resolution of such Mortgage Loan - whether through foreclosure, deed-in-lieu thereof, modification or forbearance, sale of the Mortgage Loan or related Mortgaged Property, or otherwise. In conjunction with such recommendations, the Servicer shall advise in writing the Securityholder and the Master Servicer of any bona fide offer to purchase a Mortgage Loan or related Mortgaged Property.

     (c) Prior to taking action with respect to any delinquent Mortgage Loan that is more than 60 days delinquent, the Servicer shall notify both the Master Servicer and the Securityholder of its proposed course of action, but it shall not take such action unless the Securityholder does not, within a five-Business Day period, affirmatively object to such action.

     (d) If the Securityholder timely and affirmatively objects to an action or contemplated action of the Servicer pursuant to section (c) above, then the Securityholder shall instruct the Master Servicer in writing (with a copy to the Servicer) to hire three appraisal firms selected by the Master Servicer in its reasonable discretion, to compute the fair value of the Mortgaged Property securing the related Mortgage Loan utilizing the Fannie Mae Form 2055 Exterior-Only Inspection Residential Appraisal Report (each such appraisal-firm computation, a "Fair Value Price"), in each case no later than 30 days from the date of such Securityholder objection. The Servicer shall be obligated to provide the Master Servicer with contact information for no less than five local appraisal firms within three Business Days of receiving the affirmative objection of the Securityholder. All costs relating to the computation of the Fair Value Prices shall be for the account of the Securityholder and shall be paid by the Securityholder at the time that such Mortgage Loan is purchased by the Securityholder.

          (i) If the Master Servicer shall have received three Fair Value Prices by the expiration of such 30-day period, then the Securityholder shall, no later than five Business after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan (the "Unpaid Principal Balance") and (ii) the average of such three Fair Value Prices respectively determined by such appraisal firms; and shall deliver such amount to the Servicer against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

          (ii) If the Master Servicer shall not have received three Fair Value Prices by the end of the 30-day period set forth in paragraph (iii) above, then:


                                 Exhibit Seven-1

               (A) If the Master Servicer shall have received only two Fair Value Prices by the end of such 30-day period, then the Master Servicer shall determine, in its reasonable discretion, the fair value of the Mortgaged Property and other collateral relating to such Mortgage Loan (such fair value, the "Master Servicer's Fair Value Price") and the Securityholder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the least of (1) the Unpaid Principal Balance thereof, (2) the average of such Fair Value Prices determined by such appraisal firms and (3) the Master Servicer's Fair Value Price; and shall deliver such amount to the Servicer against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

               (B) If the Master Servicer shall have received only one Fair Value Price by the end of such 30-day period, then the Master Servicer will determine the Master Servicer Fair Value Price of the Mortgaged Property related to such Mortgage Loan and the Securityholder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the least of (1) the Unpaid Principal Balance thereof, (2) the Fair Value Price determined by such appraisal firm and (3) the Master Servicer's Fair Value Price; and shall deliver such amount to the Servicer against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

               (C) If the Master Servicer shall not have received any such Fair Value Prices by the end of such 30-days period, then the Master Servicer will determine the Master Servicer Fair Value Price of the Mortgaged Property related to such Mortgage Loan and the Securityholder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the lesser of (1) the Unpaid Principal Balance thereof and (2) the Master Servicer's Fair Value Price; and shall deliver such amount to the Servicer against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

               (D) If the Master Servicer has not received three Fair Value Prices by the end of such 30-day period, it shall continue for the next 30 days to try to obtain three Fair Value Prices. Upon the earlier of the date that it obtains the three Fair Value Prices, or the end of the 30-day extension, the Master Servicer shall recalculate the price payable pursuant to this Agreement and, within five Business Days thereafter, (i) the Securityholder shall pay the Servicer the positive difference between the recalculated purchase price, and the price actually paid by it, or (ii) the Servicer shall refund to the Securityholder the positive difference between the purchase price actually paid by the Securityholder, and the recalculated purchase price.

     (e) Notwithstanding anything herein to the contrary, the Securityholder shall not be entitled to any of its rights set forth herein with respect to a Mortgage Loan following its failure to purchase such Mortgage Loan at the purchase price set forth above within the


                                 Exhibit Seven-2
timeframe set forth above following the Securityholder's objection to an action of the Servicer, and the Servicer shall provide the Master Servicer written notice of such failure.

     (f) Any notice, confirmation, instruction or objection pursuant to paragraphs (b) or (c) above may be delivered via facsimile or other written or electronic communication as the parties hereto and the Securityholder may agree to from time to time.

     (g) For the avoidance of doubt, the Securityholder's rights set forth in this Addendum are intended to provide the Securityholder, for so long as it has not forfeited its right under paragraph (e) hereof as set forth in paragraph (d) above, with the unilateral right to control foreclosure decisions in respect of delinquent and defaulted Mortgage Loans, and certain exclusive purchase rights so as to maximize the recovery value on delinquent and defaulted Mortgage Loans.

     (h) To the extent that the Securityholder purchases any Mortgage Loan pursuant to this Addendum, the Servicer will continue to service such Mortgage Loan in accordance with this Agreement. The parties acknowledge that, in such event, the Securityholder will have no duty or responsibility to service any such Mortgage Loan and the Master Servicer will have no duty or responsibility to master service any such Mortgage Loan.

     (i) In the event that the Securityholder purchases any Mortgage Loan pursuant to this Addendum, the Servicer and the Securityholder will work together in good faith to take any and all actions necessary to effect such purchase, including, but not limited to, the preparation and execution of any endorsements or assignments of the Mortgage Loan documents, all at the expense of the Securityholder.

     (j) The Master Servicer shall promptly deliver any written notices that it receives under this Addendum to the Securityholder.


                                 Exhibit Seven-3